Credit Suisse High Yield Bond Fund
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended April 30, 2004


Portfolio:			Credit Suisse High Yield Bond Fund


Security:			American Tower Corp 144A


Date Purchased:			11/03/2003


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$100,000


% of Offering Purchased
by the Portfolio:		.25000%


Broker:				RBCD


Member:				CS First Boston




Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Triad Hospitals Inc.


Date Purchased:			11/06/2003


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$100,000


% of Offering Purchased
by the Portfolio:		.16670%


Broker:				MLFI


Member:				CS First Boston




Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Nortek Inc 144A Sr Notes


Date Purchased:			11/19/2003


Price Per Share:		$67.85


Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$67,850


% of Offering Purchased
by the Portfolio:		.19420%


Broker:				DBC


Member:				CS First Boston




Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Millicom Intl Cellular 144A Sr Notes


Date Purchased:			11/19/2003


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		750


Total Principal Purchased
by the Portfolio *:		$75,000


% of Offering Purchased
by the Portfolio:		.13640%


Broker:				MS


Member:				CS First Boston




Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Centennial Comm Cell Pr 144A


Date Purchased:			01/16/2004


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1950


Total Principal Purchased
by the Portfolio *:		$195,000


% of Offering Purchased
by the Portfolio:		.60000%


Broker:				LBFI

Member:				CS First Boston




Portfolio:			Credit Suisse High Yield Bond Fund


Security:			United Rentals Inc 144A

Date Purchased:			01/23/2004


Price Per Share:		$100.00

Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$100,000

% of Offering Purchased
by the Portfolio:		.26670%


Broker:				SAL

Member:				CS First Boston





Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Qwest Communications 144A


Date Purchased:			01/30/2004


Price Per Share:		$98.28

Shares Purchased
by the Portfolio *:		1000


Total Principal Purchased
by the Portfolio *:		$98,280


% of Offering Purchased
by the Portfolio:		.20000%


Broker:				NBK

Member:				CS First Boston





Portfolio:			Credit Suisse High Yield Bond Fund


Security:			Pliant Corp 144A W/Reg Rights


Date Purchased:			02/06/2004


Price Per Share:		$73.63


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$38,815


% of Offering Purchased
by the Portfolio:		.16340%


Broker:				CHMC

Member:				CS First Boston





Portfolio:			Credit Suisse High Yield Bond Fund


Security:			AMF Bowling Worldwide 144A


Date Purchased:			02/19/2004


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		1100


Total Principal Purchased
by the Portfolio *:		$110,000


% of Offering Purchased
by the Portfolio:		.73330%


Broker:				ML

Member:				CS First Boston